3012-P1 10/26

FRANKLIN STRATEGIC SERIES

SUPPLEMENT DATED OCTOBER 23, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED MAY 1, 2026, OF

FRANKLIN TEMPLETON SMACS: SERIES CP (the “Fund”)

1)

The following replaces the second sentence in the second to last paragraph in the section titled “Fund Summary – Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus and the second sentence in the ninth paragraph in the section titled “Fund Details – Principal Investment Strategies” in the Fund’s Prospectus:

The Fund regularly enters into interest rate and credit-related transactions involving derivative instruments, including U.S. Treasury futures, interest rate, fixed income total return, inflation index and credit default swaps (including credit default index swaps), and options on interest rate and credit default swaps, and interest rate and/ or bond futures contracts and options on interest rate futures.

2)	The following replaces the first sentence in the twelfth paragraph in the section titled “Fund Details – Principal Investment Strategies” in the Fund’s Prospectus:

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years.

Please retain this supplement for future reference.